UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 2, 2007

SURGE GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24269	34-1454529
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

12220 El Camino Real, Suite 410 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(858) 704-5010

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 2, 2007, our indirectly-owned Canadian subsidiary, Cold Flow Energy ULC, completed its acquisition of Peace Oil Corp., pursuant to the Stock Purchase Agreement (amended as described below) we entered into with Cold Flow, Peace Oil, and the shareholders of Peace Oil, as previously disclosed in our Form 8-K filed on December 4, 2006. Cold Flow purchased all of the issued and outstanding capital stock of Peace Oil for a total purchase price of CDN$16,350,000, which consist of CDN$6,350,000 and an aggregate of 8,965,390 exchangeable shares of preferred stock of Cold Flow. In connection with the closing of the acquisition, the parties amended the Stock Purchase Agreement on March 2, 2007 to modify the payment of the purchase price such that CDN$5,600,000 of the cash portion of the purchase price is now payable in promissory notes issued by Cold Flow in favor of 1304146 Alberta Ltd. (the “Promissory Notes”), which is an entity formed by the shareholders of Peace Oil, and the remaining CDN$750,000 of the cash portion was paid in cash. In addition, through our indirectly-owned Canadian subsidiary, Cold Flow, we loaned CDN$250,000 to Peace Oil for retirement of its shareholder loans and paid CDN$20,000 of its legal fees incurred with this transaction. The First Amendment to Stock Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

As a result of the acquisition, Peace Oil has become a wholly owned subsidiary of Cold Flow. The press release announcing the closing of the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously disclosed in our December 2006 Form 8-K, pursuant to the terms of the Stock Purchase Agreement, as amended, Cold Flow, Olympia Trust Company, and we entered into the Voting and Exchange Trust Agreement and the Support Agreement (collectively with the Stock Purchase Agreement, as amended, the “Acquisition Agreements”) on March 2, 2007 in connection with the closing of the acquisition. The Acquisition Agreements provide that each Cold Flow exchangeable share is exchangeable into two shares of Surge Global Energy common stock at any time from the closing until five years after the closing. In addition, we may redeem all of the then outstanding Cold Flow exchangeable shares at any time on or after the third anniversary of the closing date at a redemption price equal to the sum of the market price of two shares of our common stock plus all declared but unpaid dividends payable to the Cold Flow exchangeable shares. The Voting and Exchange Trust Agreement also provides that we issue to the trustee one share of our Special Voting Preferred Stock to be held of record by the trustee for the use and benefit of the shareholders of Peace Oil. The Voting and Exchange Trust Agreement confers voting rights to the trustee with respect to the voting rights associated with the Special Voting Preferred Stock for the use and benefit of the shareholders of Peace Oil. Item 5.03 below sets forth a description of the material rights, preference, and limitations of the Special Voting Preferred Stock. The executed Voting and Exchange Trust Agreement and the Support Agreement are filed as Exhibits 10.2 and 10.3, respectively, to this Form 8-K and are incorporated herein by reference.

The Promissory Note in the principal amount of CDN$1,500,000 with a maturity date of June 30, 2007, the Promissory Note in the principal amount of CDN$1,000,000 with a maturity date of July 30, 2007, and the Promissory Note in the principal amount of CDN$1,500,000 with a maturity date of August 30, 2007, are attached as Exhibits 10.4, 10.5, and 10.6, respectively, to this Form 8-K and are incorporated herein by reference. Each of these Promissory Note accrues interest at the rate of 7% per annum. The Promissory Note in the principal amount of CDN$1,600,000 with a maturity date of December 31, 2007 does not accrue any interest, which note is attached hereto as Exhibit 10.7 and is incorporated herein by reference. The three interest-bearing Promissory Notes are secured by the assets of Peace Oil and the shares of Peace Oil held by Cold Flow.

Peace Oil and 1304146 Alberta Ltd. entered into a Royalty Agreement dated March 2, 2007 that provides for the security interest for the payment of $4,000,000 of the purchase price in the acquisition. In the Royalty Agreement, Peace Oil granted to 1304146 Alberta Ltd. a non-convertible absolutely gross overriding royalty, which comprises an interest in the petroleum substances in the lands of Peace Oil in the Red Earth area of Alberta. The gross volume of petroleum substances comprising the overriding royalty is quantified as follows: for crude oil, 50% of the gross monthly production of crude oil produced from each oil well; for natural gas, 50% of the gross monthly production of natural gas produced from each gas well; and for all other petroleum substances, 50% of the gross monthly production thereof from each well. The Royalty Agreement is attached hereto as Exhibit 10.10 and is incorporated herein by reference.

Pursuant to the terms of the Escrow Agreement dated March 2, 2007 by and among Burstall Winger LLP, as escrow agent, Peace Oil, Cold Flow, 1304146 Alberta Ltd., and us, in the event that all of the amounts required to be paid by the Promissory Notes have not been paid to the escrow agent on or before the maturity date for each note, all of the assets of Peace Oil will be conveyed to 1304146 Alberta Ltd. and all of the Cold Flow exchangeable shares and the warrants issued to 1304146 Alberta Ltd. will be returned to us. The Petroleum, Natural Gas and General Rights Conveyance dated March 2, 2007 by and among 1304146 Alberta Ltd., Peace Oil, Cold Flow, and Surge Global Energy provides for the conveyance to 1304146 Alberta Ltd. of all of the assets of Peace Oil, including the rights to the oil sands leases in the Red Earth area of Alberta, in the event the note payment obligations are not met. The Conveyance is attached hereto as Exhibit 10.8 and the Escrow Agreement is attached hereto as Exhibit 10.9. Both are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 and Item 2.01 above regarding the Peace Oil transaction is incorporated herein by reference. As part of the Peace Oil transaction, on March 2, 2007 we also issued a warrant to purchase 1,000,000 shares of our common stock to 1304146 Alberta Ltd. at an exercise price per share of USD$1.00 per share. The warrant is exercisable in cash or by net issue exercise and has a term of three years from the date of issuance. The issuance of the Cold Flow exchangeable shares, the subsequent issuance of the shares of our common stock upon the exchange of the exchangeable shares, and the warrant are exempt from registration pursuant to Regulation S promulgated under the Securities Act of 1933, as amended. The warrant is attached hereto as Exhibit 10.11 and is incorporated herein by reference.

On March 2, 2007, we issued one share of our Special Voting Preferred Stock to Olympia Trust Company as trustee pursuant to the Voting and Exchange Trust Agreement described in Item 1.01 above. The preferred stock was issued in connection with our acquisition of Peace Oil described in Item 2.01 above. The issuance of the preferred stock is exempt from registration pursuant to Regulation S promulgated under the Securities Act of 1933, as amended. The Special Voting Preferred Stock is not convertible into shares of any other series or class of our capital stock.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

Effective on March 2, 2007, we filed with the Delaware Secretary of State the Certificate of Designations, Preferences, Rights and Limitations of Special Voting Preferred Stock, and effective on March 7, 2007, we filed with the Delaware Secretary of State the Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of Special Voting Preferred Stock. The Amended and Restated Certificate of Designations creates a series of preferred stock of our company designated as “Special Voting Preferred Stock,” consisting of one share of such preferred stock. The holder of the Special Voting Preferred Stock is entitled to a number of votes equal to two times the number of Cold Flow exchangeable shares as described in Item 2.01 above for the election of directors and on all matters submitted generally to a vote of our stockholders. Except as otherwise required by law or our Certificate of Incorporation, in respect of all matters concerning the voting of shares of our capital stock, the Special Voting Preferred Stock shall vote with our other series or class of common stock as a single class and such voting rights shall be identical in all respects. The Special Voting Preferred Stock ranks senior, as to distribution of assets upon liquidation, to our common stock, our Series A Preferred Stock, and our Series B Preferred Stock, and it will rank junior to any future series of our preferred stock issued by us that by its terms ranks senior to the Special Voting Preferred Stock. In the event of any liquidation, dissolution or winding up of our company, the Special Voting Preferred Stock is entitled to receive an amount equal to $0.01 before any distribution is made to the other capital stock. After such payment, the holder of the Special Voting Preferred Stock is not entitled to any further participation in any distribution of our assets. Finally, the holder is not entitled to receive any dividends.

The Amended and Restated Certificate of Designations is attached hereto as Exhibit 3(i).1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

We will file by amendment to this Form 8-K the required historical financial information within 71 calendar days after the filing date of this report.

(b)	Pro forma financial information.

We will file by amendment to this Form 8-K the required pro forma financial information within 71 calendar days after the filing date of this report.

(d)	Exhibits.

3(i).1	Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of Special Voting Preferred Stock.

10.1	First Amendment to Stock Purchase Agreement by and among Cold Flow Energy ULC, Surge Global Energy, Inc., Peace Oil Corp., and the shareholders of Peace Oil dated March 2, 2007.

10.2	Voting and Exchange Trust Agreement by and among Surge Global Energy, Inc., Cold Flow Energy ULC, and Olympia Trust Company dated March 2, 2007.

10.3	Support Agreement by and among Surge Global Energy, Inc., Cold Flow Energy ULC, and 1294697 Alberta Ltd. dated March 2, 2007.

10.4	Promissory Note dated March 2, 2007 issued by Cold Flow Energy ULC in the principal amount of CDN$1,500,000 with a maturity date of June 30, 2007.

10.5	Promissory Note dated March 2, 2007 issued by Cold Flow Energy ULC in the principal amount of CDN$1,000,000 with a maturity date of July 30, 2007.

10.6	Promissory Note dated March 2, 2007 issued by Cold Flow Energy ULC in the principal amount of CDN$1,500,000 with a maturity date of August 30, 2007.

10.7	Promissory Note dated March 2, 2007 issued by Cold Flow Energy ULC in the principal amount of CDN$1,600,000 with a maturity date of December 31, 2007.

10.8	Petroleum, Natural Gas and General Rights Conveyance by and among 1304146 Alberta Ltd., Peace Oil Corp., Cold Flow Energy ULC, and Surge Global Energy, Inc. dated March 2, 2007.

10.9	Escrow Agreement by and among Burstall Winger LLP, Peace Oil Corp., Surge Global Energy, Inc., Cold Flow Energy ULC, and 1304146 Alberta Ltd. dated March 2, 2007.

10.10	Royalty Agreement by and between 1304146 Alberta Ltd. and Peace Oil Corp. dated March 2, 2007.

10.11	Warrant to purchase 1,000,000 shares of Surge common stock dated March 2, 2007.

99.1	Press Release of Surge Global Energy, Inc. issued on March 5, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE GLOBAL ENERGY, INC.,
a Delaware corporation

Date: March 8, 2007	By: /s/William Greene
William Greene,
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

3(i).1	Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of Special Voting Preferred Stock.

10.1	First Amendment to Stock Purchase Agreement by and among Cold Flow Energy ULC, Surge Global Energy, Inc., Peace Oil Corp., and the shareholders of Peace Oil dated March 2, 2007.

10.2	Voting and Exchange Trust Agreement by and among Surge Global Energy, Inc., Cold Flow Energy ULC, and Olympia Trust Company dated March 2, 2007.

10.3	Support Agreement by and among Surge Global Energy, Inc., Cold Flow Energy ULC, and 1294697 Alberta Ltd. dated March 2, 2007.

10.4	Promissory Note dated March 2, 2007 issued by Cold Flow Energy ULC in the principal amount of CDN$1,500,000 with a maturity date of June 30, 2007.

10.5	Promissory Note dated March 2, 2007 issued by Cold Flow Energy ULC in the principal amount of CDN$1,000,000 with a maturity date of July 30, 2007.

10.6	Promissory Note dated March 2, 2007 issued by Cold Flow Energy ULC in the principal amount of CDN$1,500,000 with a maturity date of August 30, 2007.

10.7	Promissory Note dated March 2, 2007 issued by Cold Flow Energy ULC in the principal amount of CDN$1,600,000 with a maturity date of December 31, 2007.

10.8	Petroleum, Natural Gas and General Rights Conveyance by and among 1304146 Alberta Ltd., Peace Oil Corp., Cold Flow Energy ULC, and Surge Global Energy, Inc. dated March 2, 2007.

10.9	Escrow Agreement by and among Burstall Winger LLP, Peace Oil Corp., Surge Global Energy, Inc., Cold Flow Energy ULC, and 1304146 Alberta Ltd. dated March 2, 2007.

10.10	Royalty Agreement by and between 1304146 Alberta Ltd. and Peace Oil Corp. dated March 2, 2007.

10.11	Warrant to purchase 1,000,000 shares of Surge common stock dated March 2, 2007.

99.1	Press Release of Surge Global Energy, Inc. issued on March 5, 2007.